INVESTOR PRESENTATION 2018 FIRST QUARTER

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 3, 2018, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2018 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on June 1, 2018, which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. All dollar and share amounts are in 000’s unless otherwise stated. Sub-totals and totals may not foot due to rounding. Net loss and net loss per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 2

Q1 P&L SUMMARY 2018 % OF NET SALES 2017 % OF NET SALES NET SALES $730,899 100.0% $661,099 100.0% GROSS PROFIT 442,345 60.5% 398,925 60.3% OPERATING EXPENSE 487,108 66.6% 470,552 71.2% OTHER OPERATING INCOME, NET (2,560) (0.4)% (1,686) (0.3)% OPERATING LOSS (42,203) (5.8)% (69,941) (10.6)% INTEREST EXPENSE, NET 3,018 0.4% 4,120 0.6% LOSS BEFORE TAXES (45,221) (6.2)% (74,061) (11.2)% TAX BENEFIT (3,713) (0.5)% (13,052) (2.0)% NET LOSS $(42,461) (5.8)% $(61,700) (9.3)% NET LOSS PER SHARE BASIC $(0.62) $(0.91) DILUTED $(0.62) $(0.91) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,500 68,073 DILUTED 68,500 68,073 3

Q1 ADJUSTED P&L SUMMARY 2018 (1) % OF NET SALES 2017 % OF NET SALES NET SALES $730,899 100.0% $661,099 100.0% GROSS PROFIT 442,345 60.5% 398,925 60.3% OPERATING EXPENSE 481,508 65.9% 470,552 71.2% OTHER OPERATING INCOME, NET (2,560) (0.4)% (1,686) (0.3)% OPERATING LOSS (36,603) (5.0)% (69,941) (10.6)% INTEREST EXPENSE, NET 3,018 0.4% 4,120 0.6% LOSS BEFORE TAXES (39,621) (5.4)% (74,061) (11.2)% TAX BENEFIT (2,172) (0.3)% (13,052) (2.0)% NET LOSS $(38,402) (5.3)% $(61,700) (9.3)% NET LOSS PER SHARE BASIC $(0.56) $(0.91) DILUTED $(0.56) $(0.91) WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 68,500 68,073 DILUTED 68,500 68,073 (1) The Q1 Adjusted P&L Summary for the current period is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 5. 4

Q1 NON-GAAP RECONCILIATION GAAP EXCLUDED NON-GAAP 2018 ITEMS 2018 MARKETING, GENERAL & ADMINISTRATIVE (1) $124,897 $5,600 $119,297 OPERATING LOSS (42,203) (5,600) (36,603) LOSS BEFORE TAXES (45,221) (5,600) (39,621) TAX BENEFIT (2) (3,713) (1,541) (2,172) NET LOSS $(42,461) $(4,059) $(38,402) NET LOSS PER DILUTED SHARE $(0.62) $(0.06) $(0.56) DILUTED WEIGHTED-AVERAGE SHARES 68,500 68,500 OUTSTANDING (1) Excluded Items consist of legal charges of $5.6 million in connection with a proposed settlement of a class action claim related to alleged wage and hour practices. (2) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis. 5

Q1 2018 SALES* BRAND COMPARABLE SALES (1) TOTAL COMPANY 5% ABERCROMBIE 42.0% HOLLISTER BRAND: 58.0% HOLLISTER 6% ABERCROMBIE 3% GEOGRAPHY GEOGRAPHY: INTERNATIONAL UNITED STATES 8% 38.6% UNITED STATES INTERNATIONAL 0% 61.4% * Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. (1) Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. Due to the calendar shift resulting from the 53rd week in fiscal 6 2017, comparable sales for the first quarter ended May 5, 2018 are compared to the 13 weeks ended May 6, 2017.

COMPARABLE SALES TREND BY BRAND* 12% 11% 10% 8% 8% 9% 6% 5% 6% 5% 4% 5% 3% 4% 3% 2% 0% (2)% (1)% (3)% (2)% (4)% (6)% (8)% (7)% (10)% (10)% Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 HOLLISTER ABERCROMBIE (1) TOTAL COMPANY * Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. Due to the 53rd week in fiscal 2017, fourth quarter of fiscal 2017 comparable sales are compared to the fourteen week period ended February 4, 2017 and first quarter of fiscal 2018 comparable sales are compared to the thirteen week period ended May 6, 2017. (1) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. 7

Q1 OPERATING EXPENSE GAAP % OF NET NON-GAAP % OF NET GAAP % OF NET GAAP NON-GAAP 2018 SALES 2018 (1) SALES 2017 SALES Δ bps (2) Δ bps (2) STORE OCCUPANCY (3) $162,214 22.2% $162,214 22.2% $166,822 25.2% (300) (300) ALL OTHER (4) 198,941 27.2% 198,941 27.2% 193,107 29.2% (200) (200) STORES AND DISTRIBUTION 361,155 49.4% 361,155 49.4% 359,929 54.4% (500) (500) MARKETING, GENERAL & 124,897 17.1% 119,297 16.3% 109,893 16.6% 50 (30) ADMINISTRATIVE ASSET IMPAIRMENT 1,056 0.1% 1,056 0.1% 730 0.1% — — TOTAL $487,108 66.6% $481,508 65.9% $470,552 71.2% (460) (530) (1) Q1 Adjusted Operating Expense for the current period is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 5. (2) Rounded based on reported percentages. (3) Includes rent, other landlord charges, utilities, depreciation and other occupancy expense. (4) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. 8

Q1 SHARE REPURCHASES 2018 2017 SHARES COST AVERAGE SHARES COST AVERAGE REPURCHASED COST REPURCHASED COST Q1 778.2 $18,670 $23.99 — — — 9

Q1 STORE OPENINGS BRAND CENTER CITY DATE Hollister Opry Mills Nashville, TN 3/30/2018 U.S. 10

Q1 STORE COUNT ACTIVITY UNITED MIDDLE ALL BRANDS TOTAL STATES CANADA EUROPE ASIA EAST START OF Q1 2018 868 679 18 117 46 8 NEW 1 1 — — — — CLOSED — — — — — — END OF Q1 2018 869 680 18 117 46 8 HOLLISTER (1) START OF Q1 2018 538 394 11 100 28 5 NEW 1 1 — — — — CLOSED — — — — — — END OF Q1 2018 539 395 11 100 28 5 ABERCROMBIE (2) START OF Q1 2018 330 285 7 17 18 3 NEW — — — — — — CLOSED — — — — — — END OF Q1 2018 330 285 7 17 18 3 (1) Excludes six and five international franchise stores as of May 5, 2018 and February 3, 2018, respectively. (2) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are 11 represented as a single store count. Excludes six and four international franchise stores as of May 5, 2018 and February 3, 2018, respectively.

OUTLOOK FOR FISCAL 2018, THE COMPANY NOW EXPECTS: • COMPARABLE SALES TO BE UP IN THE RANGE OF 2% TO 4% • NET SALES TO BE UP IN THE RANGE OF 2% TO 4%, WITH NET SALES IN THE SECOND QUARTER TO BE UP HIGH-SINGLE DIGITS, INCLUDING BENEFITS FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES AND THE CALENDAR SHIFT – CHANGES IN FOREIGN CURRENCY EXCHANGE RATES TO BENEFIT NET SALES BY APPROXIMATELY $50 MILLION, INCLUDING APPROXIMATELY $25 MILLION IN THE FIRST QUARTER, AND OPERATING INCOME BY APPROXIMATELY $15 MILLION – THE CALENDAR SHIFT AND THE LOSS OF FISCAL 2017'S 53RD WEEK TO ADVERSELY IMPACT NET SALES BY APPROXIMATELY $40 MILLION, WITH BENEFITS TO FIRST QUARTER AND SECOND QUARTER NET SALES OF APPROXIMATELY $10 MILLION AND $30 MILLION, RESPECTIVELY, TO BE MORE THAN OFFSET BY ADVERSE IMPACTS TO THIRD QUARTER AND FOURTH QUARTER NET SALES OF APPROXIMATELY $20 MILLION AND $60 MILLION, RESPECTIVELY • A GROSS PROFIT RATE UP SLIGHTLY FROM THE FISCAL 2017 RATE OF 59.7% • GAAP OPERATING EXPENSE, EXCLUDING OTHER OPERATING INCOME, TO BE UP APPROXIMATELY 2% FROM FISCAL 2017 ADJUSTED NON-GAAP OPERATING EXPENSE OF $2 BILLION, AND FOR THE SECOND QUARTER TO BE UP MID-SINGLE DIGITS FROM FISCAL 2017 ADJUSTED NON-GAAP OPERATING EXPENSE OF $479 MILLION • A WEIGHTED AVERAGE DILUTED SHARE COUNT OF APPROXIMATELY 70 MILLION SHARES THE COMPANY EXPECTS THE EFFECTIVE TAX RATE TO BE IN THE MID-30S FOR THE FULL YEAR AND IN THE MID-TO-UPPER 20S FOR THE REMAINDER OF THE YEAR THE COMPANY EXPECTS FULL YEAR CAPITAL EXPENDITURES TO BE IN THE RANGE OF $135 MILLION TO $140 MILLION 12

FULL YEAR OUTLOOK PREVIOUS OUTLOOK CURRENT OUTLOOK NET SALES (1) UP LOW-SINGLE DIGITS UP 2% TO 4% COMPARABLE SALES (2) UP LOW-SINGLE DIGITS UP 2% TO 4% GROSS PROFIT (3) UP SLIGHTLY UP SLIGHTLY OPERATING EXPENSE (4) UP APPROXIMATELY 1% UP APPROXIMATELY 2% WEIGHTED AVERAGE DILUTED SHARES APPROXIMATELY 71M SHARES APPROXIMATELY 70M SHARES EFFECTIVE TAX RATE MID-TO-HIGH 30S MID-30S CAPITAL EXPENDITURES APPROXIMATELY $130M $135M TO $140M (1) Includes expected benefits from changes in foreign currency exchange rates of approximately $50 million, largely offset by the adverse impact from the loss of 2017's 53rd week of approximately $40 million. (2) Comparable sales are calculated on a constant currency basis. Due to the calendar shift resulting from the 53rd week in fiscal 2017, comparable sales for the 52 weeks ended February 2, 2019 are compared to the 52 weeks ended February 3, 2018. (3) As compared to fiscal 2017 gross profit rate of 59.7% (4) As compared to fiscal 2017 adjusted non-GAAP operating expense of $2 billion, excluding other operating income, net. Relative to the previous outlook, the current outlook includes certain legal charges of $5.6 million, lease termination charges of $3.9 million and volume related expenses on higher sales. 13